STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	30
Beginning Date of Accrual Period	20-Oct-03
End Date of Accrual Period	19-Nov-03
Distribution Date	20-Nov-03
Previous Distribution Date	20-Oct-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	15,432,842.77
Principal Collections	13,571,176.37
Collections of Interest (net of Servicing Fee and principal recoveries)	1,737,066.98
Servicing Fee	120,498.30
Principal recovery	4,101.12
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	15,432,842.77
Interest Paid to Certificates	195,496.12
Principal Paid to Certificates	554,143.92
Equity Certificate	14,562,704.43
Servicing Fee	120,498.30

Balance Reconciliation

Begin Principal Balance	289,195,930.54
Principal Collections (including repurchases)	13,571,176.37
Charge off Amount	554,143.92
End Principal Balance	275,070,610.25

Collateral Performance
Cash Yield (% of beginning balance)	7.71%
Charge off Rate (net of principal recoveries; % of beginning balance)	2.28%
Net Yield	5.43%

Delinquent Loans
30-59 days principal balance of loan	11,437,885.23
30-59 days number of loans	145
60-89 days principal balance of loan	2,870,619.06
60-89 days number of loans	31
90+ days principal balance of loan	17,251,349.18
90+ days number of loans	202

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	3,779.00
Number of HEL outstanding (EOP)	3,626.00
Book value of real estate acquired through foreclosure/grant of deed	4,591,331.37
Number of Loans that went into REO	7.00
Principal Balance of Loans that went into REO	779,422.66

Overcollateralization
Begin OC Amount	132,046,329.73
OC Release Amount	13,571,176.37
Extra Principal Distribution Amount	-
End OC Amount	118,475,153.36

Target OC Amount	90,773,301.38
Interim OC Amount	132,046,329.73
Interim OC Deficiency	-

Monthly Excess Cashflow	991,528.06

Other
Stepdown	Yes
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	21.85%

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1 mo Libor plus 29bps)	1.41000%
Class A Pass-Through Rate	1.41000%
Class M Formula Rate (1 mo Libor plus 55bps)	1.67000%
Class M Pass-Through Rate	1.67000%
Available Funds Cap	10.46650%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	1.039374
2. Principal Distribution per $1,000	0.773151
3. Interest Distribution per $1,000	0.266223

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.41000%
2. Days in Accrual Period	31

3. Class A Interest Due	165,369.89
4. Class A Interest Paid	165,369.89

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	136,200,320.68
2. Class A Principal Due	480,258.06
3. Class A Principal Paid	480,258.06
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	135,720,062.62

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.4934008

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	1.088448
2. Principal Distribution per $1,000	0.773188
3. Interest Distribution per $1,000	0.315260

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.67000%
2. Days in Accrual Period	31

3. Class M Interest Due	30,126.23
4. Class M Interest Paid	30,126.23

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	20,949,280.13
2. Class M Principal Due	73,885.86
3. Class M Principal Paid	73,885.86
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	20,875,394.27

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0758910